Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  July 20, 2000


                         Commission file number 0-23903

                              eAutoclaims.com, Inc.
                              --------------------
        (Exact name of small business issuer as specified in its charter)

           Nevada                                      95-4583945
           ------                                      ----------
(State or other jurisdiction of                     (I.R.S. Employer
  incorporation or organization)                    Identification No.)

             2708 Alt. 19 N., Suite 604, Palm Harbor, Florida 34683
             ------------------------------------------------------
                    (Address of principal executive offices)

                                 (727) 781-0414
                                 --------------
                           (Issuer's telephone number)

                         Transformation Processing, Inc.
                     365 Bay Street, Toronto, Ontario M5H2V2
                     ---------------------------------------
              (Former Name, Former Address and Former Fiscal Year,
                          if changed Since Last Report)



ITEM 2.  Acquisition or Disposition of Assets.

         Approval of Merger. On July 20, 2000, Articles of Merger were filed in South Carolina pursuant to the Agreement and Plan of Merger dated June 8, 2000 ("Agreement"), among eAutoclaims.com, Inc., a Nevada corporation ("Company") and Premier Express Claims, Inc., a privately owned South Carolina corporation, ("PEC"). PEC is an administrative claims processing company that provides third party administrative processing and recovery services to insurance companies located throughout the United States.

         The Merger. In accordance with the terms of the Agreement, the total consideration in exchange for 100% of the issued and outstanding shares of PEC capital stock was $200,000 in cash, 320,000 shares of the Company's common stock, and $130,000 in the form of a promissory note. $200,000 was paid at closing and a promissory note dated July 27, 2000 was executed for the balance of $130,000 payable within 60 days. A Copy of the Promissory Note is attached as
Exhibit 10.1 and is incorporated herein by reference.

         The Company acquired the stock of PEC through the formation of a wholly owned subsidiary, eAutoclaims.com Acquisition Corporation. The Company has assumed payment of $150,000 of Promissory Notes with PEC as Borrower and PEC's principal shareholders as Holders. These notes bear interest at 12% per annum, payable in eighteen (18) monthly installments with interest only payable for the first six (6) months. Copies of the Promissory Notes are attached as Exhibits
10.2 and 10.3 and are incorporated herein by reference.

           A copy of the Joint Press Release, dated June 14, 2000 issued by eAutoclaims and PEC is attached as Exhibit 99.1 and is incorporated herein by reference.

         A copy of the Agreement and Plan of Merger attached as Exhibit 2.1 is incorporated herein by reference.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS

(a)  Financial Statements

                      The Audited Financial Statements consisting of the balance sheet of Premier Express Claims, Inc. as of June 30, 1999 and the related statements of income, stockholders' equity, and cash flows for the period from October 14, 1998 (date of inception) to June 30, 1999 will be filed by amendment hereto within sixty days following the effective date of the Merger permitted by Item 7, Form 8-K.

(b)  Proforma Financial Information

                      Pro Forma financial information for the Company and PEC will be filed by amendment hereto within sixty days following the effective date of the Merger permitted by
                      Item 7, Form 8-K.

(c)  Exhibits


      Exhibit Number                     Description
      --------------                     -----------

          2.1 Agreement and Plan of Merger by and between eAutoclaims.com, Inc and Premier Express Claims, Inc. dated June 8th 2000.

          2.2 First Amendment to Agreement and Plan of Merger by and between eAutoclaims.com, Inc. and Premier Express Claims, Inc. dated June 8th 2000.

          10.1 Promissory Note, dated July 27, 2000 between eAutoclaims.com, Inc. and Randal K. Wright and S. Reed Mattingly.

          10.2 Promissory Note, dated June 16, 2000 between eAutoclaims.com, Inc. and Randal K. Wright.

          10.3 Promissory Note, dated June 16, 2000 between eAutoclaims.com, Inc. and S. Reed Mattingly.

          10.4 Employment Agreement with Randal K. Wright date July 1, 2000.

          10.5 Employment Agreement with S. Reed Mattingly date July 1, 2000.

          99.1 Joint   Press   Release,   dated   June  14,   2000   issued   by
               eAutoclaims.com, Inc. and Premier Express Claims, Inc.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                          eAutoclaims.com, Inc.

Dated    7/25/00
                                                          /s/ Eric Seidel
                                                          ----------------------
                                                          President